Exhibit 10.3

                                Statement of Work

                                       For




                               State of Tennessee
                          Department of Human Services




                            [LOGO] PERIMETER
                                   TECHNOLOGY




                                                       Respectfully Submitted by
                                                                    Carl Pullano
                                                          Regional Sales Manager
                                                            Perimeter Technology
                                                                        06/15/04
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                                Table of Contents



I.      Objective:............................................................3
II.     Perimeter Technology Responsibilities.................................3
III.    Assumptions and Dependencies..........................................7
IV.     Customer Responsibilities.............................................8
V.      Out of Scope Assumptions..............................................9
VI.     Change Order.........................................................10
VII.    Acceptance...........................................................10
VIII.   Pricing [OMITTED FOR CONFIDENTIALITY]................................11
IX.     Statement of Work Acceptance.........................................11





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                            [LOGO] PERIMETER
                                   TECHNOLOGY

                                Statement of Work

This Statement of Work has been prepared by Perimeter Technology Ltd., located at 540 N. Commercial St., Manchester, NH 03101, for State of Tennessee, Dept. of Human Services, Nashville, TN hereafter referred to as "Customer." This Statement of Work outlines the responsibilities of Perimeter Technology that have been communicated to and agreed upon by Customer. This document may be revised to reflect any mutually agreed revisions to incorporate any additional or deleted responsibilities to be performed by Perimeter Technology. This Statement of Work is effective on 6/8/04 and expires on 6/17/04.

I.       Objective:

Customer has contracted Perimeter Technology for the systems integration, delivery and installation of Perimeter Technology's "NVCM", version 2.2-D, hereafter referred to as "system" or "NVCM", running on a Windows 2000 platform. The scheduled completion date of the installation is August 1st at State of Tennessee, Citizens Plaza, Nashville, TN and the 3 remote call center locations. Customer has contracted Perimeter Technology to configure, test, and install the system according to the specifications outlined in Section II.

Actual date of installation depends upon Customer acceptance of Perimeter Technology's VOP3-0001 and this Statement of Work. To accomplish these objectives, Perimeter Technology will provide a certified field technician and a Project Manager to administer the functions and responsibilities of Perimeter Technology. Perimeter Technology will communicate with [omitted for confidentiality], the appointed Point of Contact for Customer on this project. He will be responsible for all communications among all parties and for the escalation and resolutions to any issues for the Customer.

This statement of work is intended to provide a deliverable goal and system functionality for the Customer. A significant portion of this project is dependant upon the joint design and team commitment between Perimeter Technology and the Customer. The Customer should expect professionalism and commitment of the Perimeter Technology team to provide direction and delivery of the core technologies contained in this Statement of Work.

II.      Perimeter Technology Responsibilities.

         1.       Project Management.

                  Perimeter Technology will provide project management of Perimeter Technology's entire responsibilities as defined by this Statement of Work. The project manager will provide a single point of contact for the Customer and will track all aspects of the project.

                  1.1.     Kick-off meeting.

                           1.1.1.   Define and Finalize System Requirements.

                           1.1.2.   Provide   Customer  with  sample   Perimeter
                                    Technology Support documents.

                           1.1.3.   Review   Post   Implementation    Transition
                                    Process.

                  1.2.     Project Plan/ Perimeter Technology Blue Print.

                           1.2.1.   Draft Project Plan and Timeline.

                           1.2.2.   Finalize   details,    dates,    roles   and
                                    responsibilities   associated   with   final
                                    project plan.

                  1.3.     Project Status meetings.

                           1.3.1. Conduct Status Meetings to include Perimeter Technology and Customer Project Lead.


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                           1.3.2.   Dates TBD.

                  1.4.     Overall Consulting and System Design.

                           1.4.1.   Network evaluation.

                           1.4.2.   System Security Definition.

         Deliverables:     Kick-off   Agenda,   Perimeter   Technology   Support
                           Documents,     Project    Plan,    Status    Reports,
                           Pre-installation   checklist   and  User   Definition
                           Worksheets.

         Approvals:        Customer  provides final approval for:  Project plan,
                           system  diagram,   and  call  flows.   Customer  also
                           completes    pre-install    checklist    and   system
                           configuration worksheets.

         2.       Installation - Hardware and Software.

                  2.1.     Server Hardware Installation.

                           2.1.1.   Server A.

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking.

                           2.1.2.   Server B

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking.

                           o        Configure  Server  B as a  redundant  Server
                                    -Switchover.

                           2.1.3.   Recorder Server

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking, basic set-up and configuration training

                           2.1.4.   EFaq Server

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking, basic set-up and configuration training.

                           2.1.5.   SQL Server

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking, basic set-up and configuration training

                           2.1.6.   MIS Server

                           o Physical installation of the server in the Customer's environment. Includes time needed to add it to the Customer's domain and configure TCP/IP networking, basic set-up and configuration training

                  2.2.     Software Installation

                           2.2.1. Installation of NVCM software on all servers as defined in 2.1.


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                           2.2.2.   Apply all required  patches and/or hot fixes
                                    as necessary and available from  Interactive
                                    Intelligence and Microsoft

                           2.2.3.   Installation    and   Base   eFAQ   software
                                    configuration. Includes 2 days of database build and configuration to complete the proof of concept on this section of the SOW.

                           2.2.4. Installation and Base Interaction Recorder software configuration.

                           2.2.5. Installation and configuration of MIS server software

                           2.2.6.   SQL   2000   or   2003    Installation   and
                                    configuration   and  PMQ   connectivity   as
                                    required for NVCM integration.

                  2.3.     Workstation Software Installation.

                           2.3.1. Testing of up to 260 licensed Interaction Client end user workstations.

                           2.3.2. Customer assumed responsibility for installation of licensed workstations, patches and Hotfixes. State will create a desktop image which will include the interaction Client. Alliance will provide current Software Versions and hot fixes for the desktop image build. State roll out the desktop image for the new agent workstations.

                  3.       Administration.

                           3.1.     Handlers.

                           3.1.1. Handler Management - This Statement of Work includes those basic handlers included in the GA release of the NVCM software as provided by Perimeter Technology.

                           3.1.2.   Custom Handler Development (See Section 4).

                  3.2.     Trunk Setup and Management.

                           3.2.1. Trunk installation - Installation/configur-ation of up to Eleven (11) or ISDN trunks. Includes time needed to troubleshoot ISDN protocol issues, if applicable.

                  3.3.     User/Workgroup Setup.

                           3.3.1.   User Setup.

                           3.3.2.   User Security and access rights.

                           3.3.3.   Workgroup   setup  -  [6]   ACD   Workgroups
                                    configured  with live ACD  Queues.

                           3.3.4.   User Extension and Station setup.

                           3.3.5. DID/DNIS setup for 210 Local Stations and Users (inbound call routing for users and queues.

                  3.4.     Dial plan setup (if applicable).

                  3.5.     Fax setup - as designed by Customer.

                  3.6.     Report logs.

                  3.7. PMQ Setup - Installation with Customers existing SQL Server.

         4.       Development.


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         This  SOW  provides  for  up  to  three  [3]  days  of  custom  handler development and testing or work as defined in areas 4.1 - 4.7. These are common areas where minor customizations are typically requested to the base install.

         4.1.     Base system modification.

         4.2.     In-band switch integration.

         4.3.     Data source connectivity.

         4.4.     Voicemail integration.

         4.5.     ACD Customizations and Exceptions

         4.6.     After hours options.

         4.7.     IVR - Attendant Only.

         5.       Call Flow.

         5.1.     Call Flow will be implemented as illustrated on page 17.

         6.       Training.

                  6.1.     Administrator Training.

                           6.1.1. ON-SITE - One-half (1/2) day training for system administrator covering topics:

                                    o        Basic hardware and software  system
                                             overview       and       operations
                                             requirements.

                                    o        How to monitor system performance.

                                    o        Perform  moves,  adds and  changes.
                                             ("MAC").

                           6.1.2.   OFF-SITE    -    Interactive    Intelligence
                                    Administrator Package Curriculum

                                    o        IC   2.x    Basic    Administration
                                             e-learning (1 user)

                                    o        Interaction      Attendant      2.x
                                             e-learning (1 user)

                                    o        IC   2.x   System    Administration
                                             instructor  led (1  participant)  -
                                             Does   not   include   travel   and
                                             expenses  related to  attendance at
                                             Interactive    Intelligence   World
                                             Headquarters, Indianapolis, IN.

                                    o        Interaction   Client  2.x  Computer
                                             Based Training CD

                  6.2.     End User/Agent Training.

                           6.2.1. One-half (1/2) day of "train the trainer" training for up to 5 supervisors.

                           6.2.2. Soft copy of training materials in PDF format.

                  6.3.     Advanced.

                           6.3.1. Recorder - Base Recorder with up to 3 recording rules.

                           6.3.2.   Enhanced Features -

                           6.3.2.1. Fax to TIFF format Custom Handler.
                                    Changes incoming Fax format from .I3F to universal TIFF format allowing faxes to be viewed by non-NVCM client users.

                           6.3.2.2. Abandoned Call Monitor.
                                    Monitors incoming call Queues for abandoned calls. Collects call information and prompts first available agent to return the call.

      7.    System Testing/Cutover.

            7.1.  Test Document for System Testing.

            7.2. Interactive Log Retrieval Assistance installed, configured and tested.

            7.3. Alliance Recovery Manager Image Updated within 5 days of cut, if applicable.

            7.4. System Functionality verification (To be developed by Perimeter Technology and Customer).

            7.5.  Cutover.

         Deliverables:     Test Plan, Test Plan Acceptance, and Test Acceptance.

         Approvals:        Perimeter  Technology  and Customer  will develop and
                           agree on an  appropriate  test  plan for the  system.
                           Customer will be asked to accept the test plan and then upon execution of said test plan, accept the test.

      8.    Perimeter Technology Support Transition.

            8.1.  Review Best Practices Recommendations.

            8.2.  Review Change Control Recommendations.

            8.3.  Provide Customer with support documents in Project Binder.

            8.4. Conduct conference call with Customer and Perimeter Technology Technical Support management to transition support to Perimeter Technology support group.

         Deliverables:  End/User Training Materials, Accepted Test Plan, Best
                        Practice Recommendations, Change Control
                        Recommendations, Project Acceptance Document and Project Binder.

         Approvals:     Customer provides final approval for: Accepted Test
                        Plan, Best Practice, Change Control, and Project
                        Acceptance.

III.  Assumptions and Dependencies.

      Perimeter Technology has used the following assumptions and dependencies in preparing this Statement of Work: These assumptions are inextricably related to the estimate Perimeter Technology has made for these services.

      1.    Three week advance notice for on-site work.

      2. Perimeter Technology will communicate with the appointed Project Lead for Customer on this project. He/she will be responsible for all communications among all parties and for the escalation and resolutions to any issues for the Customer.

      3. The participation and commitment of the Customer project team during the project will be key to its success. This participation and involvement will include assigned tasks to team members as outlined in the Project Plan and in the roles defined in this document.

      4. At any time during the project, changes in the scope, assumptions, deliverables, or work plan will follow Perimeter Technology's standard change control procedures as outlined in Change Control section of this Statement of Work. Customer must approve all change requests in order for Perimeter Technology to proceed with performing the work required by the requested change(s).

      5. Customer's Personnel will be available to test the hardware for full functionality and configuration.

      6. Customer will provide the necessary infrastructure to implement and utilize the system.

      7. Resources are available for the requested installation date given by Customer.

      8. Perimeter Technology will require after-hours access and weekend access to the project sites. Administration-level system access to specific servers will also be required.

      9. Personnel designated for the NVCM Administrator training are available for training per the Project Plan schedule. Customer personnel will be available for the requested installation date and time to test.

      10. All equipment is available upon order date and Customer Resources have been allocated. Tabulation of all user data has been completed on worksheet.

      11. Perimeter Technology will have access to all necessary equipment during the agreed upon date and time of installation.

      12. Customer will review and approve by signature the Pre-installation Checklist. A sample copy is provided in section X. It should be provided to the Perimeter Technology Project Lead 10 days prior to arrival on-site.

      13. Customer ensures the proper training facility is provided and ready before the onsite training visit.

      14. Novel GroupWise is a certified UM integration with the Interactive Intelligence product. There are inherent limitations within the GroupWise application which may cause the integration to function unsatisfactorily under certain circumstances. Please consult Perimeter Technology for a description of the GroupWise integration. Perimeter Technology will install NVCM with Novel GroupWise version
            6.5 SP1 as described in this SOW. Perimeter Technology will install the integration per as specified by Interactive Intelligence, but is not responsible for performance of relative to that integration.

      15. Voice message and unified messaging will be available to licensed users with local accounts on the NVCM Server. Playback through the use of Groupwise or standard phone set will be the default configuration. Perimeter Technology is not responsible for providing voice mail outside of email routing in Groupwise using attached wave file format.

      16. Software will perform as described by product documentation. Enhancements and upgrades from the manufacturer of the software may become available in the future, and are not included in this statement of work.

      17. Provide NVCM Client software and all appropriate and pertinent configuration information to allow for ghosting method for installing for agent workstations

IV.   Customer Responsibilities.

      It is the Customer's responsibility to inform Perimeter Technology of any changes in hardware prior to Perimeter Technology 's arrival. Any changes to the hardware order must be done no less than two (2) weeks prior to its ship date.

      It is the Customer's responsibility to review the attached "Pre-Installation Checklist." and to confirm that the site is ready for arrival of the hardware and Perimeter Technology implementation team. Items not in place by the agreed upon date of the installation, may hinder the ability of Perimeter Technology to adhere to the schedule that has been set and possibly delay the installation.

      Customer will also recognize Perimeter Technology Project Manager as the main point of contact for this installation. All issues or concerns must be communicated to Project Manager or must be copied to him/her. All issues will be directly communicated to Project Manager who will address all issues and then forward to the appropriate person for resolution.

      The following assumptions and dependencies are in relation to the responsibilities of the Customer prior to and during the installation of the hardware:

      1.    The persistent availability of a TCP/IP network.

      2.    Microsoft Windows 2000 Active Directory or NT Domain structure.

      3.    Persistent availability of a GroupWise messaging server.

      4. Availability of a Microsoft SQL server to serve as a call-data repository.

      5. Circuits connecting the NVCM to the PSTN will conform to NVCM provisioning standards.

      6.    Custom voice recordings/prompts not included with the base software.

      7. Customer workstations and phones meet minimum Perimeter Technology equipment requirements and recommendations.

      8. A dedicated, grounded electrical circuit is available in server room. If not available, Customer agrees to keep equipment on Perimeter Technology approved Uninterruptible Power Supply ("UPS").

      9. Customer has provided a ventilated server room that will maintain a temperature of 70(Degree) F or less.

      10. Customer will provide unencumbered access to workstations for installation of client software, if applicable)

      11. Customer will have analog line in server area for modem use, if applicable.

      12. Customer network is virus free. Alliance servers are sent on site virus free. They are not patched for virus holes or have any virus detection software loaded on them. It is the Customer's responsibility to install any OS virus patches and scan the server for viruses per your schedule and method. It is not recommended by Perimeter Technology that the NVCM server hosts a virus scanning software but can be a client of such.

      13.   Customer will provide a safe and secure work environment.

V.    Out of Scope Assumptions

      The following items are considered Out Of Scope in the implementation of system:

      1. Cable and Connect stations/channel banks to "house" wiring. "House" frame must be in place and near NVCM server installation location. It is the customer's responsibility to guarantee the house wiring has been tested and is fully certified to function

      2. Perimeter Technology will not be responsible for delays in the delivery of any phase of the project that are outside of their control and or the responsibility of any Telco Provider including the provisioning requirements for either Voice or Data T1's.

      3. Perimeter Technology will not be responsible for any delays incurred by external providers, wiring and or network configurations.

      4. Perimeter Technology will not be responsible for any unrelated customer IT project rollouts that are scheduled in conjunction with the NVCM implementation. These projects may have detrimental impact to the project timeline and may possibly cause significant delays in scheduled cutover dates. Any delays due to these endeavors may result in Customer engaging with Perimeter Technology for additional services.

      5. Integration with any third party Customer Relationship Management ("CRM") system unless noted within this Statement of Work.

      6.    Custom Reporting.

      7.    Addition of any hardware outside of this Statement of Work.

      8. Delays because of unavailability of items defined within the Statement of Work.

      9. General network troubleshooting and optimization is considered to be the Customer responsibility.

      10. Desktop set-up, connectivity and optimization are considered to be the Customer responsibility.

      11. On-going maintenance and adhering to Perimeter Technology best practices, is the Customer responsibility unless otherwise contracted.

      12. Changes to Customer's other legacy systems are not included with this Statement of Work.

VI.   Change Order

      Any additional work that is requested by Customer from Perimeter Technology that is not outlined in this Statement of Work will be considered either Out of Scope or a Change Order. Any changes must be submitted in writing on the attached "Change Order Form" and may be subject to fees outside of this project's contract. Perimeter Technology will estimate the time and cost needed to implement change and the impact it may have on execution of this Statement of Work. Perimeter Technology will perform the requested work once the "Change Order" has been completed and signed by the Customer's agent. Any change in price due to a Change Order will be immediately due or refunded upon execution of that Change Order.

VII.  Acceptance

      Upon completion of the above stated work, Perimeter Technology will provide a demonstration of the system's features and functionality for the Customer to verify the system has been properly installed and integrated. After the successful completion of this demonstration, the Customer will sign a completed acceptance form. An example of the Project Acceptance Form is provided. Signing of the Project Acceptance Form by Perimeter Technology and the Customer, or use of the System in a production environment for 30 days shall be considered acceptance of the Project. Acceptance of the Project shall indicate that Perimeter Technology has fulfilled all obligations in relation to this Statement of Work.

      Additionally, a second phase of acceptance will include that each of 3 remote sites function properly. Perimeter Technology will be contractually obligated to ensure each site functions properly as defined


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VIII. Pricing [OMITTED FOR CONFIDENTIALITY]

     Hardware                                                                  $

     Services                                                                  $

     Software List Price                                                       $

     Software Discount                                                       ($)

     Hardware Platinum Support                                              $.00

     Total Project Price                                                    $.00

     Year 2 Software Support                                                $.00
================================================================================

Billing and payment will be based on the applicable contracts in effect, or as follows:

--------------------------------------------------------------------------------
100% Of entire project cost,  per state contract,  based upon acceptance of
     product and receipt of invoice                                        $1.00
--------------------------------------------------------------------------------


IX.   Statement of Work Acceptance

      This is not the contract for services between Perimeter Technology and Customer, but the Statement of Work only. Once Customer has read this document and agrees with the work described and other contents herein, he may authorize the work by signing this Statement of Work.

Perimeter Technology                                            CUSTOMER:

                                                                State of Tennessee - Dept. of Human Services

/S/ Michael Dobbins                                             /s/ Virginia T. Lodge
-------------------------------------------------------         ------------------------------------------------------
Authorized Signature-Michael Dobbins                            Authorized Signature-Virginia T. Lodge


-------------------------------------------------------         ------------------------------------------------------
Printed Name- Michael Dobbins                                   Printed Name-Virginia T. Lodge


-------------------------------------------------------         ------------------------------------------------------
Title-President                                                 Title-Commissioner

-------------------------------------------------------         ------------------------------------------------------
Date - 6-16-04                                                  Date-6-16-04